UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2007
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On June 29, 2007, Encore Acquisition Company, a Delaware corporation (“Encore”), closed its previously announced sale of certain properties in the Mid-Continent to Crow Creek Energy II L.L.C. (“Crow Creek”) for total cash consideration of approximately $300 million, excluding closing adjustments and acquisition, related expenditures. Encore plans to use the proceeds from the divestiture to pay down debt on its revolving credit facility.
     The sale price for the Mid-Continent assets was determined based on arm’s length negotiations. Prior to the sale, there were no material relationships between Crow Creek, on the one hand, and Encore or any of its affiliates, directors, officers, or any associate of such directors or officers, on the other hand.
     The foregoing description of the sale does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     In addition, as previously disclosed in Encore’s Current Reports on Form 8-K and Form 8-K/A filed on April 17, 2007 and June 27, 2007, respectively, Encore recently closed the purchase of certain oil and natural gas properties and related assets in the Williston Basin of Montana and North Dakota (the “Anadarko Williston Basin Operations”) from Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP. In addition, as previously disclosed in Encore’s Current Reports on Form 8-K and Form 8-K/A filed on March 13, 2007 and May 23, 2007, respectively, Encore recently closed the purchase of certain oil and natural gas properties and related assets in the Big Horn Basin of Montana and Wyoming (the “Anadarko Big Horn Basin Operations” and together with the Anadarko Williston Basin Operations, the “Anadarko Operations”) from Clear Fork Pipeline Company, Howell Petroleum Corporation and Kerr-McGee Oil & Gas Onshore LP.
     This Current Report on Form 8-K incorporates by reference the audited annual financial statements and the unaudited quarterly financial statements of the Anadarko Operations and includes Encore’s unaudited pro forma financial statements required by Item 9.01.
Item 7.01 Regulation FD Disclosure
     A copy of the press release announcing Encore’s closing of the previously announced sale of certain properties in the Mid-Continent is attached hereto as Exhibit 99.6 and is incorporated herein by reference.
     The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.6 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).
(b)	Pro Forma Financial Information

Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006, a copy of which is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference.
(d)	Exhibits
2.1	Purchase and Sale Agreement dated May 16, 2007 between Crow Creek and Encore Operating, L.P.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore’s Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore’s Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.5	Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

99.6	Press Release dated June 29, 2007 regarding Encore’s closing of the sale of certain properties in the Mid-Continent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: July 6, 2007	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated May 16, 2007 between Crow Creek and Encore Operating, L.P.

99.1	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Elk Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.1 of Encore's Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Gooseberry Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.2 of Encore's Current Report on Form 8-K/A, filed with the SEC on May 23, 2007).

99.3	Audited Statements of Revenues and Direct Operating Expenses of the Anadarko Williston Basin Operations for the years ended December 31, 2006, 2005, and 2004 (incorporated by reference from Exhibit 99.3 of Encore's Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Anadarko Operations for the three months ended March 31, 2007 and 2006 (incorporated by reference from Exhibit 99.4 of Encore's Current Report on Form 8-K/A, filed with the SEC on June 27, 2007).

99.5	Unaudited Pro Forma Financial Statements of Encore as of and for the three months ended March 31, 2007, and for the year ended December 31, 2006.

99.6	Press Release dated June 29, 2007 regarding Encore's closing of the sale of certain properties in the Mid-Continent.